UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21720

Northern Lights Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2600

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2025

Item 1. Reports to Stockholders.

(a)

TransWestern Institutional Short Duration Government Bond Fund

 (TWSGX)

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about TransWestern Institutional Short Duration Government Bond Fund for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.TranswesternFunds.com. You can also request this information by contacting us at (800) 997-0718.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Transwestern Institutional Short Duration Government Bond Fund	$67	0.65%

How did the Fund perform during the reporting period?

The Fund had positive total returns and marginally outperformed the BB MBS/BB Short Treasury 50/50 Blend (the "Benchmark") during the year ended December 31, 2025. Security selection contributed the most while sector allocation effects detracted. Out of benchmark allocations to CMO and Agency CMBS contributed the most over the period while an underweight allocation to MBS Passthrough detracted from the Fund's performance. The Fund’s overweight to US Treasurys, as compared to the Benchmark detracted from the Fund's performance. Overall, yield curve effects were marginal.

How has the Fund performed over the last ten years?

Total Return Based on $2,000,000 Investment

Transwestern Institutional Short Duration Government Bond Fund
BB MBS/BB Short Treasury 50/50 Blend
Bloomberg Short Treasury Index
Bloomberg U.S. Mortgage Backed Securities Index
$2,490,000
$2,392,000
$2,294,000
$2,196,000
$2,098,000
$2,000,000
$2,489,549
$2,421,959
$2,367,492
$2,341,830
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25

	Transwestern Institutional Short Duration Government Bond Fund	BB MBS/BB Short Treasury 50/50 Blend	Bloomberg Short Treasury Index	Bloomberg U.S. Mortgage Backed Securities Index
12/31/15	$2,000,000	$2,000,000	$2,000,000	$2,000,000
12/31/16	$2,022,414	$2,022,072	$2,010,470	$2,033,469
12/31/17	$2,049,150	$2,055,265	$2,026,791	$2,083,766
12/31/18	$2,070,435	$2,084,973	$2,064,976	$2,104,388
12/31/19	$2,148,640	$2,176,528	$2,115,709	$2,238,062
12/31/20	$2,196,734	$2,228,824	$2,135,802	$2,324,720
12/31/21	$2,181,024	$2,217,618	$2,136,572	$2,300,477
12/31/22	$2,075,789	$2,095,216	$2,157,666	$2,028,776
12/31/23	$2,167,065	$2,203,516	$2,267,447	$2,131,143
12/31/24	$2,237,273	$2,275,381	$2,386,620	$2,156,707
12/31/25	$2,367,492	$2,421,959	$2,489,549	$2,341,830

Average Annual Total Returns

	1 Year	5 Years	10 Years
Transwestern Institutional Short Duration Government Bond Fund	5.82%	1.51%	1.70%
Bloomberg U.S. Mortgage Backed Securities Index	8.58%	0.15%	1.59%
Bloomberg Short Treasury Index	4.31%	3.11%	2.21%
BB MBS/BB Short Treasury 50/50 Blend	6.44%	1.68%	1.93%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (800) 997-0718.

What did the Fund invest in?

Sector Weighting (% of net assets)

U.S. Treasury Obligations
45.0%
MBS Passthrough
20.7%
CMBS
20.7%
CMO
10.1%
U.S. Government & Agencies
2.7%
Other Assets in Excess of Liabilities
0.8%

Value	Value
Other Assets in Excess of Liabilities	0.8%
U.S. Government & Agencies	2.7%
CMO	10.1%
CMBS	20.7%
MBS Passthrough	20.7%
U.S. Treasury Obligations	45.0%

Fund Statistics

Net Assets	$73,877,183
Number of Portfolio Holdings	176
Advisory Fee (net of waivers)	$106,769
Portfolio Turnover	205%

Asset Weighting (% of total investments)

Value	Value
Short-Term Investments	10.8%
U.S. Government & Agencies	51.9%
U.S. Treasury Bonds & Notes	37.3%

Material Fund Changes

No material changes occurred during the year ended December 31, 2025.

Additional information is available on the Fund's website (www.TranswesternFunds.com), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-Transwestern-TWSGX-AR 123125

TransWestern Institutional Short Duration Government Bond Fund - Fund (TWSGX)

Annual Shareholder Report - December 31, 2025

(b)	Not Applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)      The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

(a)(2)      Not applicable.

(a)(3)      Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 - $17,700 2024 - $17,700

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 - $3,000 2024 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2025, respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Financial Statements

& Additional Information

December 31, 2025

Advised by:
TransWestern Capital Advisors, LLC
37 Bellevue Avenue
Newport, RI 02840
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (800) 997-0718
www.TransWesternFunds.com

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2025

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 51.5%
	FEDERAL HOME LOAN MORTGAGE CORP. — 19.9%(a)
34,210	Freddie Mac Gold Pool Series G08448		5.0000	05/01/41	$35,247
360,308	Freddie Mac Gold Pool Series Q18571		3.5000	05/01/43	344,547
224,839	Freddie Mac Gold Pool Series Q20545		3.5000	07/01/43	215,245
85,967	Freddie Mac Gold Pool Series U92432		4.0000	02/01/44	84,073
107,027	Freddie Mac Multifamily Structured Pass Through Series KF60 A (b)	SOFR30A + 0.604%	4.6130	02/25/26	107,043
406,837	Freddie Mac Multifamily Structured Pass Through Series KJ21 A2		3.7000	09/25/26	405,461
49,266	Freddie Mac Multifamily Structured Pass Through Series KF72 A (b)	SOFR30A + 0.614%	4.6230	11/25/26	49,261
942,908	Freddie Mac Multifamily Structured Pass Through Series KF77 AL (b)	SOFR30A + 0.814%	4.8230	02/25/27	944,266
1,078,976	Freddie Mac Multifamily Structured Pass Through Series K531 AS (b)	SOFR30A + 0.530%	4.5390	09/25/29	1,077,622
1,085,000	Freddie Mac Multifamily Structured Pass Through Series K540 A2 (c)		4.5130	02/25/30	1,105,391
905,000	Freddie Mac Multifamily Structured Pass Through Series K546 A2		4.3610	05/25/30	916,692
526,606	Freddie Mac Multifamily Structured Pass Through Series KF82 AS (b)	SOFR30A + 0.420%	4.4290	06/25/30	526,291
789,908	Freddie Mac Multifamily Structured Pass Through Series KF82 AL (b)	SOFR30A + 0.484%	4.4930	06/25/30	788,967
385,730	Freddie Mac Multifamily Structured Pass Through Series KF80 AS (b)	SOFR30A + 0.510%	4.5190	06/25/30	385,220
1,800,000	Freddie Mac Multifamily Structured Pass Through Series K758 A2 (c)		4.6800	10/25/31	1,845,969
2,580,000	Freddie Mac Multifamily Structured Pass Through Series KJ42 A2		4.1180	11/25/32	2,571,392
1,250,840	Freddie Mac Multifamily Structured Pass Through Series Q016 APT1 (c)		1.2350	05/25/51	1,241,089
94,526	Freddie Mac Non Gold Pool Series 780722(b)	H15T1Y + 2.220%	6.2530	08/01/33	96,967
36,289	Freddie Mac Non Gold Pool Series 972132(b)	H15T1Y + 2.225%	6.1180	11/01/33	37,410
39,038	Freddie Mac Non Gold Pool Series 1B2025(b)	RFUCCT1Y + 1.862%	6.7520	06/01/34	40,441
48,993	Freddie Mac Non Gold Pool Series 1Q0160(b)	RFUCCT1Y + 1.750%	6.5000	09/01/35	50,524
73,953	Freddie Mac Non Gold Pool Series 1L1358(b)	H15T1Y + 2.500%	6.5830	05/01/36	76,600
194,066	Freddie Mac Non Gold Pool Series 848690(b)	H15T1Y + 2.246%	6.2160	03/01/37	202,573
9,006	Freddie Mac Non Gold Pool Series 848565(b)	RFUCCT1Y + 1.775%	6.5470	12/01/37	9,284
32,199	Freddie Mac Non Gold Pool Series 848568(b)	H15T1Y + 2.206%	6.2350	09/01/38	33,179
453,867	Freddie Mac Non Gold Pool Series 848949(b)	H15T1Y + 2.248%	6.3180	09/01/38	469,124
46,300	Freddie Mac Non Gold Pool Series 1Q1302(b)	RFUCCT1Y + 1.713%	6.4390	11/01/38	47,486
15,416	Freddie Mac Non Gold Pool Series 1Q0647(b)	RFUCCT1Y + 1.826%	6.6600	11/01/38	15,893
121,169	Freddie Mac Non Gold Pool Series 849046(b)	RFUCCT1Y + 1.889%	6.8880	09/01/41	126,018
288,827	Freddie Mac Pool Series SB8031		2.5000	02/01/35	276,572
14,839	Freddie Mac REMICS Series 2102 PE(d)		6.5000	12/15/28	14,742

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 51.5% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 19.9%(a) (Continued)
11,105	Freddie Mac REMICS Series 2131 ZB (d)		6.0000	03/15/29	$10,886
6,925	Freddie Mac REMICS Series 2412 OF (b),(d)	SOFR30A + 1.064%	5.0480	12/15/31	6,779
3,578	Freddie Mac REMICS Series 2450 FW (b),(d)	SOFR30A + 0.614%	4.5980	03/15/32	3,469
11,934	Freddie Mac REMICS Series 2448 FV (b),(d)	SOFR30A + 1.114%	5.0980	03/15/32	11,691
20,763	Freddie Mac REMICS Series 2581 FD (b),(d)	SOFR30A + 0.864%	4.8480	12/15/32	20,241
6,191	Freddie Mac REMICS Series 2557 WF (b),(d)	SOFR30A + 0.514%	4.4980	01/15/33	5,989
18,954	Freddie Mac REMICS Series 2768 PW (d)		4.2500	03/15/34	18,366
112,362	Freddie Mac REMICS Series 2978 JG (d)		5.5000	05/15/35	116,272
165,415	Freddie Mac REMICS Series 3036 NE (d)		5.0000	09/15/35	168,453
57,327	Freddie Mac REMICS Series 3620 AT (c),(d)		4.5830	12/15/36	58,523
98,854	Freddie Mac REMICS Series 3412 AY (d)		5.5000	02/15/38	103,135
81,793	Freddie Mac REMICS Series 3561 W (c),(d)		2.5430	06/15/48	77,934
					14,742,327
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 22.9%(a)
14,591	Fannie Mae Pool Series 642012(b)	H15T1Y + 2.265%	6.5150	05/01/32	14,942
72,775	Fannie Mae Pool Series 555375		6.0000	04/01/33	75,472
34,899	Fannie Mae Pool Series 699985(b)	H15T1Y + 2.213%	6.4630	04/01/33	35,836
30,165	Fannie Mae Pool Series 721424(b)	H15T1Y + 2.287%	6.2870	06/01/33	31,048
16,612	Fannie Mae Pool Series 725052(b)	H15T1Y + 2.169%	6.2940	07/01/33	17,001
12,521	Fannie Mae Pool Series 732087(b)	H15T1Y + 2.441%	6.4410	08/01/33	12,936
217,850	Fannie Mae Pool Series AD0541(b)	H15T1Y + 2.186%	6.2330	11/01/33	224,876
6,250	Fannie Mae Pool Series 783245(b)	12MTA + 1.200%	5.2770	04/01/34	6,250
16,558	Fannie Mae Pool Series 725392(b)	H15T1Y + 2.196%	6.4210	04/01/34	16,988
191,999	Fannie Mae Pool Series AL1270(b)	H15T1Y + 2.214%	6.3430	10/01/34	198,363
30,343	Fannie Mae Pool Series 813844(b)	RFUCCT6M + 1.545%	6.1800	01/01/35	31,595
9,870	Fannie Mae Pool Series 995552(b)	H15T1Y + 2.192%	6.3410	05/01/35	10,165
32,243	Fannie Mae Pool Series 735667		5.0000	07/01/35	32,784
13,630	Fannie Mae Pool Series 995269(b)	RFUCCT6M + 1.546%	6.0500	07/01/35	14,193
46,841	Fannie Mae Pool Series AL0361(b)	H15T1Y + 2.223%	6.2230	07/01/35	48,335
77,440	Fannie Mae Pool Series 889822(b)	RFUCCT1Y + 1.552%	6.3130	07/01/35	79,694
60,272	Fannie Mae Pool Series 838948(b)	RFUCCT6M + 1.510%	6.0240	08/01/35	61,577
6,740	Fannie Mae Pool Series 844532(b)	12MTA + 1.717%	5.8020	11/01/35	6,854

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 51.5% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 22.9%(a) (Continued)
141,126	Fannie Mae Pool Series 813637(b)	H15T1Y + 2.185%	6.4350	01/01/36	$145,785
27,880	Fannie Mae Pool Series 863729(b)	H15T1Y + 2.268%	6.5180	01/01/36	28,789
98,766	Fannie Mae Pool Series 846749(b)	RFUCCT6M + 2.428%	7.1780	01/01/36	100,459
7,207	Fannie Mae Pool Series 880366(b)	RFUCCT6M + 1.430%	5.8500	02/01/36	7,341
56,919	Fannie Mae Pool Series 880373(b)	RFUCCT1Y + 1.546%	6.3660	02/01/36	59,175
16,122	Fannie Mae Pool Series 886376(b)	12MTA + 2.381%	6.4450	08/01/36	16,544
103,179	Fannie Mae Pool Series 920847(b)	H15T1Y + 2.500%	6.6000	08/01/36	107,894
894	Fannie Mae Pool Series 879683(b)	H15T1Y + 2.145%	6.2700	09/01/36	922
7,927	Fannie Mae Pool Series 995949(b)	12MTA + 2.412%	6.4910	09/01/36	8,172
27,250	Fannie Mae Pool Series 995008(b)	12MTA + 2.220%	6.2960	10/01/36	28,089
87,064	Fannie Mae Pool Series 900197(b)	RFUCCT1Y + 2.075%	6.7930	10/01/36	91,181
29,406	Fannie Mae Pool Series AE0870(b)	RFUCCT1Y + 1.668%	6.4600	11/01/36	30,313
116,246	Fannie Mae Pool Series 889819(b)	RFUCCT1Y + 1.561%	6.3850	04/01/37	120,124
16,039	Fannie Mae Pool Series 748848(b)	H15T1Y + 2.270%	6.2700	06/01/37	16,657
52,324	Fannie Mae Pool Series AB5688		3.5000	07/01/37	49,860
25,762	Fannie Mae Pool Series AL0920		5.0000	07/01/37	26,146
1,071	Fannie Mae Pool Series 899633		5.5000	07/01/37	1,095
61,890	Fannie Mae Pool Series AD0959(b)	RFUCCT6M + 2.020%	6.3880	07/01/37	63,229
27,309	Fannie Mae Pool Series 888628(b)	RFUCCT1Y + 1.837%	6.7090	07/01/37	28,271
111,290	Fannie Mae Pool Series AL1288(b)	RFUCCT1Y + 1.580%	6.3360	09/01/37	114,494
5,309	Fannie Mae Pool Series AL0883(b)	RFUCCT1Y + 1.529%	6.0910	01/01/38	5,449
65,044	Fannie Mae Pool Series 964760(b)	RFUCCT1Y + 1.616%	6.2810	08/01/38	66,714
2,412	Fannie Mae Pool Series 725320(b)	H15T1Y + 2.256%	6.3150	08/01/39	2,475
34,318	Fannie Mae Pool Series AC2472		5.0000	06/01/40	35,095
979,038	Fannie Mae Pool Series BM1078(b)	H15T1Y + 2.164%	6.2540	12/01/40	1,017,549
4,985	Fannie Mae Pool Series AL2559(b)	RFUCCT1Y + 1.810%	6.8050	07/01/41	5,177
252,629	Fannie Mae Pool Series AJ0875(b)	RFUCCT1Y + 1.800%	6.3660	10/01/41	264,545
320,255	Fannie Mae Pool Series AO4163		3.5000	06/01/42	305,140

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 51.5% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 22.9%(a) (Continued)
181,642	Fannie Mae Pool Series AB5519		3.5000	07/01/42	$173,070
1,738,497	Fannie Mae Pool Series AO8169		3.5000	09/01/42	1,656,425
234,582	Fannie Mae Pool Series AB7016		4.0000	11/01/42	229,078
462,271	Fannie Mae Pool Series AQ6238		3.5000	12/01/42	440,451
301,324	Fannie Mae Pool Series AQ9715		3.0000	01/01/43	278,847
324,456	Fannie Mae Pool Series MA1404		3.5000	04/01/43	309,141
97,943	Fannie Mae Pool Series AB9096		4.0000	04/01/43	95,673
16,351	Fannie Mae Pool Series 803338(b)	12MTA + 1.200%	5.2770	09/01/44	16,551
181,660	Fannie Mae Pool Series MA3536		4.0000	12/01/48	175,348
2,733,626	Fannie Mae Pool Series CB2846		2.0000	02/01/52	2,219,004
2,590,205	Fannie Mae Pool Series MA4562		2.0000	03/01/52	2,105,281
944,183	Fannie Mae Pool Series FS8360		3.5000	09/01/52	877,212
8,877	Fannie Mae REMICS Series 2000-45 FD (b),(d)	SOFR30A + 0.664%	4.6010	12/18/30	8,612
6,089	Fannie Mae REMICS Series 2000-45 FG (b),(d)	SOFR30A + 0.664%	4.6010	12/18/30	5,907
16,249	Fannie Mae REMICS Series 2002-30 FB (b),(d)	SOFR30A + 1.114%	4.9890	08/25/31	15,858
10,074	Fannie Mae REMICS Series 2002-16 VF (b),(d)	SOFR30A + 0.664%	4.5390	04/25/32	9,777
2,843	Fannie Mae REMICS Series 2002-71 AP (d)		5.0000	11/25/32	2,744
994	Fannie Mae REMICS Series 2003-35 FG (b),(d)	SOFR30A + 0.414%	4.2890	05/25/33	962
17,331	Fannie Mae REMICS Series 2005-29 WQ (d)		5.5000	04/25/35	17,831
55,357	Fannie Mae REMICS Series 2009-50 PT (c),(d)		6.1430	05/25/37	56,384
50,664	Fannie Mae REMICS Series 2008-86 LA (c),(d)		3.4760	08/25/38	49,851
219,742	Fannie Mae REMICS Series 2010-60 HB (d)		5.0000	06/25/40	223,296
81,312	Fannie Mae REMICS Series 2013-63 YF (b),(d)	SOFR30A + 1.114%	4.9890	06/25/43	73,477
901,134	Fannie Mae REMICS Series 2020-35 FA (b),(d)	SOFR30A + 0.614%	4.8230	06/25/50	889,308
1,183,965	Fannie Mae-Aces Series 2017-M3 A2 (c)		2.4780	12/25/26	1,169,144
2,160,137	Fannie Mae-Aces Series 2017-M14 A2 (c)		2.8100	11/25/27	2,123,874
					16,888,699
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 8.7%
9,683	Ginnie Mae II Pool Series 891616(b)	H15T1Y + 1.400%	5.0400	06/20/58	9,811
14,777	Ginnie Mae II Pool Series 710065(c)		4.8100	02/20/61	14,808
5,141	Ginnie Mae II Pool Series 894704(b)	H15T1Y + 0.909%	4.5100	10/20/61	5,170
1,299	Ginnie Mae II Pool Series 773437(c)		4.4850	02/20/62	1,286
2,129	Ginnie Mae II Pool Series 759745(c)		4.8150	05/20/62	2,138
49,610	Ginnie Mae II Pool Series 897906(b)	H15T1Y + 1.024%	4.6610	06/20/62	49,983

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 51.5% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 8.7% (Continued)
158,018	Ginnie Mae II Pool Series 896363(b)	H15T1Y + 0.685%	4.3230	07/20/62	$158,916
924	Ginnie Mae II Pool Series 766556(c)		4.7550	08/20/62	915
6,721	Ginnie Mae II Pool Series 777432(c)		4.5990	10/20/62	6,703
46,626	Ginnie Mae II Pool Series 899072(b)	RFUCCT1M + 1.767%	6.0560	10/20/62	47,432
3,709	Ginnie Mae II Pool Series 765229(c)		4.5530	11/20/62	3,643
242,073	Ginnie Mae II Pool Series 899633(b)	RFUCCT1M + 1.777%	6.0700	01/20/63	247,825
14,719	Ginnie Mae II Pool Series 898433(b)	RFUCCT1M + 2.180%	6.4620	01/20/63	15,183
112,510	Ginnie Mae II Pool Series 899765(b)	RFUCCT1M + 1.860%	6.1390	02/20/63	115,118
118,533	Ginnie Mae II Pool Series 899650(b)	RFUCCT1M + 1.890%	6.1680	02/20/63	120,456
30,818	Ginnie Mae II Pool Series 898436(b)	RFUCCT1M + 2.130%	6.4110	02/20/63	31,588
51,028	Ginnie Mae II Pool Series 899651(b)	RFUCCT1M + 2.362%	6.6290	02/20/63	52,058
9,870	Ginnie Mae II Pool Series AE9606(b)	H15T1Y + 1.140%	4.7800	08/20/64	9,975
298	Ginnie Mae II Pool Series AG8190(b)	H15T1Y + 1.140%	4.7800	09/20/64	302
3,023	Ginnie Mae II Pool Series AG8209(b)	H15T1Y + 0.862%	4.4950	10/20/64	3,041
798	Ginnie Mae II Pool Series AG8275(b)	H15T1Y + 1.140%	4.7800	03/20/65	810
19,337	Government National Mortgage Association Series 2003-72 Z (c)		5.4850	11/16/45	19,297
113,940	Government National Mortgage Association Series 2014-H12 HZ (c),(d)		4.5920	06/20/64	112,162
521	Government National Mortgage Association Series 2015-H09 HA (d)		1.7500	03/20/65	472
1,687,273	Government National Mortgage Association Series 2018-H16 FA (b),(d)	TSFR1M + 0.534%	4.5340	09/20/68	1,684,289
1,505,692	Government National Mortgage Association Series 2020-H04 FP (b),(d)	TSFR1M + 0.614%	4.6140	06/20/69	1,506,373
2,190,095	Government National Mortgage Association Series 2020-H02 FG (b),(d)	TSFR1M + 0.714%	4.7140	01/20/70	2,192,114
					6,411,868
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $38,677,834)				38,042,894

	U.S. TREASURY NOTES — 37.0%
495,000	United States Treasury Note		4.5000	03/31/26	496,074
205,000	United States Treasury Note		4.8750	05/31/26	206,084
1,000,000	United States Treasury Note		4.1250	06/15/26	1,002,893

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. TREASURY NOTES — 37.0% (Continued)
870,000	United States Treasury Note	3.7500	08/31/26	$870,994
430,000	United States Treasury Note	3.5000	09/30/26	429,719
810,000	United States Treasury Note	4.1250	10/31/26	813,533
815,000	United States Treasury Note	4.6250	11/15/26	822,360
480,000	United States Treasury Note	4.2500	11/30/26	482,990
555,000	United States Treasury Note	4.2500	12/31/26	558,935
595,000	United States Treasury Note	4.1250	01/31/27	598,800
185,000	United States Treasury Note	4.1250	02/28/27	186,279
300,000	United States Treasury Note	3.8750	03/31/27	301,348
480,000	United States Treasury Note	3.7500	04/30/27	481,584
965,000	United States Treasury Note	3.8750	05/31/27	970,089
810,000	United States Treasury Note	3.8750	07/31/27	814,873
565,000	United States Treasury Note	3.6250	08/31/27	566,346
684,000	United States Treasury Note	3.5000	09/30/27	684,267
372,000	United States Treasury Note	3.5000	10/31/27	372,153
709,000	United States Treasury Note	3.3750	11/30/27	707,754
4,236,000	United States Treasury Note	3.3750	12/31/27	4,228,471
270,000	United States Treasury Note	3.6250	03/31/28	270,802
2,190,000	United States Treasury Note	4.0000	01/31/29	2,219,171
486,000	United States Treasury Note	3.6250	12/31/30	484,196
3,420,000	United States Treasury Note	4.1250	11/15/32	3,464,821
1,411,000	United States Treasury Note	3.8750	08/15/34	1,392,288
1,545,000	United States Treasury Note	4.2500	11/15/34	1,564,675
720,000	United States Treasury Note	4.6250	02/15/35	749,039
555,000	United States Treasury Note	4.2500	05/15/35	560,940
275,000	United States Treasury Note	4.2500	08/15/35	277,621
749,000	United States Treasury Note	4.0000	11/15/35	739,930
	TOTAL U.S. TREASURY NOTES (Cost $27,176,422)			27,319,029

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Principal
Amount ($)		Yield (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 10.7%
	AGENCY DISCOUNT NOTES — 2.7%
1,961,000	Federal Home Loan Bank Discount Notes	3.00	01/13/26	$1,958,909

	U.S. TREASURY BILLS — 8.0%
1,865,000	United States Treasury Bill	2.64	01/08/26	1,863,920
1,273,000	United States Treasury Bill	3.01	01/13/26	1,271,637
2,813,000	United States Treasury Bill	3.40	02/05/26	2,803,601
				5,939,158
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,897,221)			7,898,067

	TOTAL INVESTMENTS - 99.2% (Cost $73,751,477)			$73,259,990
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%			617,193
	NET ASSETS - 100.0%			$73,877,183

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

REMIC	Real Estate Mortgage Investment Conduit

RFUCCT1M	Refinitiv USD IBOR Consumer Cash Fallbacks 1 Month Term

RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year Term

RFUCCT6M	Refinitiv USD IBOR Consumer Cash Fallbacks 6 Month Term

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

TSFR1M	Term Secured Overnight Financing Rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2025.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Collateralized mortgage obligation (CMO).

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

ASSETS
Investment securities:
At cost	$73,751,477
At value	$73,259,990
Cash	335,410
Receivable for securities sold	1,966,400
Interest receivable	313,596
Prepaid expenses and other assets	2,881
TOTAL ASSETS	75,878,277

LIABILITIES
Payable for investments purchased	1,958,909
Distributions payable	24,586
Investment advisory fees payable	8,507
Payable to related parties	1,884
Distribution (12b-1) fees payable	6,331
Accrued expenses and other liabilities	877
TOTAL LIABILITIES	2,001,094
NET ASSETS	$73,877,183

Net Assets Consist Of:
Paid in capital	105,910,855
Accumulated deficit	(32,033,672)
NET ASSETS	$73,877,183

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	7,959,928
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.28

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2025

INVESTMENT INCOME
Interest	$3,067,625
TOTAL INVESTMENT INCOME	3,067,625

EXPENSES
Investment advisory fees	337,016
Distribution (12b-1) fees	74,892
Administrative services fees	102,260
Accounting services fees	38,393
Compliance officer fees	33,694
Legal fees	30,761
Transfer agent fees	28,792
Audit fees	23,426
Trustees’ fees and expenses	21,950
Printing and postage expenses	10,265
Custodian fees	6,970
Insurance expense	4,666
Registration fees	326
Other expenses	3,681
TOTAL EXPENSES	717,092
Less: Fees waived by the Advisor	(230,247)
NET EXPENSES	486,845

NET INVESTMENT INCOME	2,580,780

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	142,573

Net change in unrealized appreciation on investments	1,513,328

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,655,901

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,236,681

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024

FROM OPERATIONS
Net investment income	$2,580,780	$3,082,665
Net realized gain from investments	142,573	52,531
Net change in unrealized appreciation/(depreciation) on investments	1,513,328	(365,785)
Net increase in net assets resulting from operations	4,236,681	2,769,411

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS
Total distributions paid	(2,696,512)	(3,334,091)
Net decrease in net assets from distributions to shareholders	(2,696,512)	(3,334,091)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net asset value of shares issued in reinvestment of distributions to shareholders	2,338,126	2,934,163
Payments for shares redeemed	(4,336,612)	(11,813,571)

Net decrease in net assets from shares of beneficial interest	(1,998,486)	(8,879,408)

TOTAL DECREASE IN NET ASSETS	(458,317)	(9,444,088)

NET ASSETS
Beginning of year	74,335,500	83,779,588
End of year	$73,877,183	$74,335,500

SHARE ACTIVITY
Shares reinvested	253,717	321,813
Shares redeemed	(469,035)	(1,294,583)
Net decrease in shares of beneficial interest outstanding	(215,318)	(972,770)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2025	2024	2023	2022		2021
Net Asset Value, Beginning of Year	$9.09	$9.16	$9.10	$9.72		$9.82
Income/(loss) from investment operations:
Net investment income (1)	0.32	0.33	0.29	0.10		0.01
Net realized and unrealized gain/(loss) on investments	0.20	(0.04)	0.10	(0.57)		(0.08)
Total from investment operations	0.52	0.29	0.39	(0.47)		(0.07)
Less distributions from:
Net investment income	(0.33)	(0.36)	(0.33)	(0.15)		(0.03)
Total from distributions	(0.33)	(0.36)	(0.33)	(0.15)		(0.03)
Net Asset Value, End of Year	$9.28	$9.09	$9.16	$9.10		$9.72
Total return (2)	5.82%	3.24%	4.40%	(4.82)%		(0.72)%
Net assets, end of year (000s)	$73,877	$74,336	$83,780	$88,994		$325,544
Ratio of gross expenses to average net assets	0.96%	0.85%	0.85%	0.74%		0.70%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%		0.64	% (4)
Ratio of net investment income to average net assets	3.45%	3.66%	3.24%	1.05%		0.11%
Portfolio Turnover Rate	205%	208%	222%	218	% (3)	317	% (3)

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the years ended December 31, 2022 and December 31, 2021. If these were included in the calculation the turnover percentage would be 237%, and 320%, respectively. The Fund had no dollar rolls for the years ended December 31, 2023, December 31, 2024 and December 31, 2025.

(4)	During the year ended December 31, 2021, the Advisor voluntarily waived a portion of the advisory fee. Without this waiver, the net expense ratio would have been 0.65%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”). The Trust is organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value (“NAV”) without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Operating Segments - An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2025 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$38,042,894	$—	$38,042,894
U.S. Treasury Notes	—	27,319,029	—	27,319,029
Short-Term Investments	—	7,898,067	—	7,898,067
Total	$—	$73,259,990	$—	$73,259,990

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986 as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2022 to December 31, 2024 or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions. There were no dollar roll transactions during the year ended December 31, 2025.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. There were no short sales transactions during the year ended December 31, 2025.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2025, the cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $143,845,659 and $151,034,096, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2025, the Fund incurred $337,016 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2026, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

(including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor))) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2025, the Advisor waived fees of $230,247.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2025, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2026	$175,104
December 31, 2027	$166,086
December 31, 2028	$230,247

As of December 31, 2025, $173,594 in previously waived fees expired unrecouped.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2025, pursuant to the Plan, the Advisor received $74,892 of fees.

Pursuant to a separate servicing agreement with Ultimus Fund Solutions, LLC (“UFS”), the Fund pays UFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2025, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATON – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2025, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$73,763,412	$413,858	$(917,280)	$(503,422)

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2025

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2025 and December 31, 2024 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Ordinary Income	$2,696,512	$3,334,091
	$2,696,512	$3,334,091

As of December 31, 2025, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Deficit
$—	$—	$(7,289)	$(31,498,375)	$(24,586)	$(503,422)	$(32,033,672)

The difference between book basis and tax basis undistributed net investment income/(loss and other book/tax adjustments is primarily attributable to the tax deferral of losses on wash sales and adjustments for accrued dividends payable.

At December 31, 2025, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$10,125,775	$21,372,600	$31,498,375	$14,901

Permanent book and tax differences, primarily attributable to book tax treatment of paydown distributions, resulted in the reclassification of distributed income to realized gains of $115,895 as of December 31, 2025.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2025, Crest Forest Realty Corporation held 78.36% of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government Bond Fund and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 25, 2026

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 | 866.818.4538 fax | cohenco.com

TransWestern Institutional Short Duration Government Bond Fund

ADDITIONAL INFORMATION (Unaudited)

December 31, 2025

Changes in and Disagreements with Accountants

Not applicable

Proxy Disclosures

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380, by visiting www.TransWesternFunds.com, or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

INVESTMENT ADVISOR

TransWestern Capital Advisors, LLC

37 Bellevue Avenue

Newport, RI 02840

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officer

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer

Date	3/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer

Date	3/5/2026

By (Signature and Title)
/s/ Jim Colantino
Jim Colantino, Principal Financial Officer

Date	3/5/2026